UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

AJS Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held at 14757 S. Cicero Avenue, Midlothian, Illinois 60445, at 1:00 p.m. (local time) on May 21, 2014.

As part of our efforts to cut unnecessary expenses and conserve the environment, AJS Bancorp, Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement, 2013 annual report and proxy card are available at: http://www.cfpproxy.com/7826

The annual meeting will be held at 1:00 p.m. (local time) on May 21, 2014, at 14757 S. Cicero Avenue, Midlothian, Illinois 60445. The matters to be covered are noted below:

1.              Election of Roger L. Aurelio as director;

2.              Approval of the AJS Bancorp, Inc. 2014 Equity Incentive Plan;

3.              Appointment of Crowe Horwath LLP, as our independent registered public accounting firm for the year ending December 31, 2014; and such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on March 31, 2014 are entitled to vote at the Meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Stockholder Control Number that can be found on the bottom right hand corner of your proxy card. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the enclosed proxy card, sign, date and return.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for these documents by May 9, 2014 to facilitate timely delivery. You will need your Stockholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

•            Call our toll-free number, (800) 951-2405; or

•            Visit our website at http://www.cfpproxy.com/7826; or

•           Send us an email at fulfillment@rtco.com.

and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.

We ask that you cast your vote promptly. Please help save the company additional solicitation costs by voting today.

Thank you for your continued support!